UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report: (Date of earliest event reported) May 12, 2005


                     OLD REPUBLIC INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                      001-10607               36-2678171
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(State or other jurisdiction          (Commission           (I.R.S. Employer
 of incorporation)                     File Number)          Identification No.)

               307 North Michigan Avenue, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
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              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
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On May 12, 2005, Old Republic International Corporation (the "Registrant") announced the appointment of Christopher Nard as its Senior Vice President -- Mortgage Guaranty. Mr. Nard, 41, has been a senior executive officer of the Registrant's mortgage guaranty insurance strategic operating subsidiaries for more than the past five years. In assuming the position with the Registrant, he succeeds William Simpson, who will continue as the Chairman of the Registrant's mortgage guaranty insurance strategic operating subsidiaries.

On May 12, 2005, the Registrant also announced the appointment of Stephanie Cournoyer to the newly created position of Vice President - Director of Financial Reporting, effective June 1, 2005. Ms. Cournoyer, 30, spent nine years with the international accounting firm of KPMG LLP, most recently as a senior audit manager specializing in the insurance industry.


                            Section 8 - Other Events

Item 8.01.  Other Events
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On May 12, 2005, the Registrant's Board of Directors declared a quarterly cash dividend of $.17 per share of the Registrant's common stock. The dividend is payable on June 15, 2005 to shareholders of record on June 3, 2005.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            99.1  Press Release dated May 12, 2005.

            99.2  Press Release dated May 12, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         OLD REPUBLIC INTERNATIONAL CORPORATION
                                         Registrant



Date: May 13, 2005                       By:   /s/ Karl W. Mueller
                                            -----------------------------------
                                                Karl W. Mueller
                                                Senior Vice President and
                                                Chief Financial Officer

                                INDEX TO EXHIBITS
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         Exhibits

99.1     Press Release dated May 12, 2005.

99.2     Press Release dated May 12, 2005.